EXHIBIT 10.2
CONSENT
Dated as of March 15, 2007
          Each of the undersigned, as Guarantor under the Amended and Restated Subsidiary Guaranty dated as of June 16, 2006 (collectively, the “Guaranty”), in each case, in favor of the Administrative Agent and the Lenders parties to the Credit Agreement referred to in the foregoing Amendment, hereby consents to such Amendment and the transactions contemplated by such Amendment and hereby confirms and agrees that (a) notwithstanding the effectiveness of such Amendment, the Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in the Guaranty to the “Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Amendment, and (b) the Collateral Documents to which such Guarantor is a party are hereby ratified, reaffirmed and confirmed in all respects and all of the Collateral described therein do, and shall continue to, secure the payment of all of the obligations to be secured thereunder including, without limitation, any new Term B1 Loans.
          This Consent shall be governed by, and construed in accordance with, the laws of the State of New York.
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          [SIGNATURE PAGES TO FOLLOW]

LEAP WIRELESS INTERNATIONAL, INC.
By:	/s/ Amin Khalifa
	Name:	Amin Khalifa
	Title:	Chief Financial Officer

BACKWIRE.COM, INC.
TELEPHONE ENTERTAINMENT NETWORK, INC.
CRICKET LICENSEE (REAUCTION), INC.
CRICKET LICENSEE I, INC.
CHASETEL REAL ESTATE HOLDING COMPANY, INC.
CRICKET ALABAMA PROPERTY COMPANY
CRICKET ARIZONA PROPERTY COMPANY
CRICKET ARKANSAS PROPERTY COMPANY
CRICKET CALIFORNIA PROPERTY COMPANY
CRICKET COLORADO PROPERTY COMPANY
CRICKET FLORIDA PROPERTY COMPANY
CRICKET GEORGIA PROPERTY COMPANY, INC.
CRICKET IDAHO PROPERTY COMPANY
CRICKET ILLINOIS PROPERTY COMPANY
CRICKET INDIANA PROPERTY COMPANY
CRICKET KANSAS PROPERTY COMPANY
CRICKET KENTUCKY PROPERTY COMPANY
CRICKET MICHIGAN PROPERTY COMPANY
CRICKET MINNESOTA PROPERTY COMPANY
CRICKET MISSISSIPPI PROPERTY COMPANY
CRICKET NEBRASKA PROPERTY COPANY
CRICKET NEVADA PROPERTY COMPANY
CRICKET NEW MEXICO PROPERTY COMPANY
CRICKET NEW YORK PROPERTY COMPANY, INC.
CRICKET NORTH CAROLINA PROPERTY COMPANY
CRICKET OHIO PROPERTY COMPANY
CRICKET OKLAHOMA PROPERTY COMPANY
CRICKET OREGON PROPERTY COMPANY
CRICKET PENNSYLVANIA PROPERTY COMPANY
CRICKET TEXAS PROPERTY COMPANY
CRICKET UTAH PROPERTY COMPANY
CRICKET WASHINGTON PROPERTY COMPANY
CRICKET WISCONSIN PROPERTY COMPANY
LEAP PCS MEXICO, INC.

By:	/s/ Amin Khalifa
	Name:	Amin Khalifa
	Title:	Chief Financial Officer

ALASKA NATIVE BROADBAND 1, LLC
By:	Cricket Communications, Inc.,
Its Manager and sole member

By:	/s/ Robert J. Irving, Jr.
Title: Senior Vice President

ALASKA NATIVE BROADBAND 1 LICENSE, LLC
By:	Alaska Native Broadband 1, LLC
Its Manager and sole member

By:	Cricket Communications, Inc.,
Its Manager and sole member

By:	/s/ Robert J. Irving, Jr.
Title: Senior Vice President